Zestra ® Safer and Efficacious Enhancer of Female Sexual Desire, Arousal and Satisfaction April 24, 2014 Innovus Pharma

Zestra ® – Product Profile • Zestra ® (Proprietary blend of botanical oils) is a topical product applied as needed to increase Female Sexual Arousal Desire and Satisfaction • Completed 2 placebo - controlled clinical studies with statistically significant efficacy in Desire and Arousal • Excellent safety profile • Patent exclusivity until 2021 (US & Europe) • A vailable as an OTC in major US pharmacy retailers and targeting a $ 6 billion sexual dysfunction US market • Available as an Natural H ealth Product (“NHP”) in Canada with an approved indication for increasing desire in FSDD women . 2

Zestra ® - Target Product Profile Confidential 3 Indications and usage • Topical enhancer for Female Sexual Desire, Arousal and Satisfaction Mechanism of Action • Zestra’®s blend of botanical oils increase cGMP and cAMP within vascular smooth muscle cells 1 • - linolinic acid is metabolized in the skin to prostaglandin - E1 2 which increases nerve conduction and vascular smooth muscle dilation resulting in enhanced desire sensitivity and clitoral engorgement 1. Teng, 1994, Naunyn Schmiedeberg’s Aerchive Pharmacologie, 349(2), 202 - 208 2. Dines, 1996, Prostaglandins, Leukotrienes, and essential Fatty Acids, 55(3), 159 - 75 Dosing and administrati on • Packaged in individual “ unit of use” sachets (foil packets) for topical application to clitoris and vaginal wall or in multiuse dispenser. • All ingredients are Generally Recognized As Safe (“GRAS”) by the FDA Effect of Therapy • Increased desire and sexual arousal • High patient and partner satisfaction rate Key Clinical Trial and Results • 2 US placebo - controlled double - blind clinical studies in 276 patients • Zestra resulted in statistical significant and clinically relevant response compared to placebo in both trials Adverse reactions • Well tolerated , no product related serious adverse events IP • Zestra franchise is patent protected (US & Europe) until 2021

FSD Clinical Classification (1) Female Sexual D ysfunction – S ubtype s ymptoms I. Female Sexual Interest/Arousal Disorder (FSI/AD) Persistently or recurrently deficient (or absent) sexual fantasies and desire for sexual activity that causes marked distress or interpersonal difficulty, absence or decreased activity in the following aspects of sex life: initiation of sexual activity or responsiveness to a partner’s attempts to initiate it, excitement and pleasure, response to sexual cues, and sensations during sexual activity, whether genital or non - genital. I. Female orgasmic disorder – Marked delay in, marked infrequency of, or absence of orgasm II. Genito - Pelvic Pain/ Penetration disorder – Dyspareunia: Genital pain that is associated with sexual intercourse – Vaginismus: Recurrent or Persistent involuntary contraction of the perineal muscles surrounding the outer third of the vagina when vaginal penetration with penis, finger, tampon, or speculum is attempted (1) Diagnostic and Statistical Manual of Mental Disorders, Fifth edition (DSM - 5), 2013 4

FSI/AD - US Market Demographics • Prevalence - 43% of women age 18 - 59 experience some form of Female Sexual Dysfunction (FSD), ~ 50M US patients (1) – 53% ~ 26.5M of them suffer from Female Sexual Interest/ Arousal Disorder (HSDD+ FSAD) (1) • 26.5M FSI/AD patient prevalence (US) • 70% of women who experienced sexual health issue visited their OB/GYN (2) • 78% of providers not satisfied with current available FSD therapies (2) • Treatment: limited options available, a product approved for FSI/AD is expected to significantly increase % diagnosed and treated (2) 5 (1) Source: Laumann, E.O. et al. Sexual Dysfunction in the United States: Prevalence and Predictors. JAMA, Feb. 10, 1999. vol. 281, No. 6.537 - 542 (2) Harris Interactive, Women's sexual Health Survey, 2009

Zestra ® - Mechanism of Action • Increases cAMP and cGMP concentration within smooth muscle and endothelial cells • Generates skin PGE1 biosynthesis, causing increased smooth muscle relaxation and sensory nerve conduction, which leads to vasodilation and heightened sensation, genital warmth, pleasure, arousal and orgasmic capability • Increased desire, arousal and sex satisfaction has been demonstrated in two clinical trials in patients suffering from FSI/AD 6

Zestra ® - Characteristics • Blend of botanical oils and extracts with demonstrated bioactivity • Premeasured unit: 0.75 mg (0.8 mL ) in sachets (foil packets) and 12mL in multi dose dispenser bottle • Hormone & P araben free • Ingredients are generally recognized as safe (GRAS) – used in ingested nutritional supplements • Topically applied – works within 3 - 5 minutes and lasts for 35 - 40 minutes 7

Zestra ® - Target Use 8 Zestra ® is used for the increase of female sexual arousal, desire and satisfaction

Zestra ® - Study 2003 Clinical design 9 Zestra Screening Visit: » Physical examination » Signed consent form » Sex therapist interview » FSFI and FSDS questionnaire 1 st Treatment Period (time to use 5 doses) 2 nd Treatment Period (Time to use 5 doses) • 5 x 1mL dose of test article • FSEP Diary to use at home Visit 2: • FSFI • FSDS • GAQ (2 questions) • QCTS • 5x 1 mL dose of crossover test article • FSEP Diary to use at home Randomization Normal (n=10) FSDS 40 FSAD (n=10) FSDS ≥ 40 Desire disorder Orgasmic disorder Placebo Placebo Zestra Visit 3: • FSFI • FSDS • GAQs • QCTS

Study 2003 - Evaluation Methods • FSAD patients were diagnosed by sexual history, F emale sexual function index (FSFI) and Female Sexual Distress Scale (FSDS) ≥ 40, with clear desire and orgasmic disorders • The primary efficacy endpoint: was “Satisfactory Sexual Encounters ” (SSEs) defined by the number of yes FSEP(Q3)/ FSEP (Q7) valid attempts • Secondary endpoints: included post - treatment changes in – Female Sexual Encounter Profile (FSEP) – Female Sexual Function Index (FSFI) – Global Assessment Questionnaires – Female Sexual Distress Scale (FSDS) – QualiLife Consumer Testing Survey (QCTS) • Safety: Monitoring adverse events (AEs) 10

Study 2003 - Inclusion Criteria • Age 31 - 57 years • Patients had been previously sexually functional • Equal numbers of normal and FSAD subjects who were using antidepressants of the SSRI class • Using hormonal contraceptives , undergone tubal ligation, or menopausal for at least 3 months prior to study entry • Met the diagnostic criteria for FSAD (40≤ Score 60) • Normal subjects were required to have an FSDS score of less than 40 • Willing to attempt sexual activities at least three times weekly • Exclusion criteria included unresolved sexual trauma or abuse; primary anorgasmia, vaginismus, sexual pain disorder, or sexual aversion disorder; pregnancy or nursing; currently active moderate - to - severe vaginitis; use of neuroleptics or lithium or bupropion within previous three months 11

Zestra ® Clinical Efficacy - Primary Endpoint Satisfactory Sexual Encounter (SSE) Zestra ® statistically and significantly superior to placebo in normal and FSAD patients 12 Satisfactory Sexual Encounter (Satisfaction with Arousal) Mean Change SSE Score (Zestra - Placebo)

Zestra ® Clinical Efficacy - Secondary Endpoint Female Sexual Encounter Profile (FSEP) 13 Zestra ® statistically and significantly superior to placebo in normal and FSAD patients: Significant clinical improvement of arousal, desire and orgasm FSEP parameters Mean Change in FSEP Scores (Zestra - Placebo)

Zestra ® Clinical Efficacy - Secondary Endpoint FSFI Score Mean Changes by Domain 14 Zestra ® significantly superior in all FSFI domains Mean Change in FSFI Scores (Zestra - Placebo)

Zestra ® Clinical Efficacy - Secondary Endpoint Global Assessment Questionnaires (GAQs) Zestra ® produced strong and very significant improvements in Arousal and Pleasure scores in both groups over placebo 15 Mean Change (Zestra - Placebo) GAQ 1 : “While using the study medication,did you feel that your level of sexual arousal ( excitement) improved?” GAQ 2: “While using the study medication , did you feel that your sexual pleasure was enhanced?

Zestra ® Study 2003 - Safety 16 The incidence of adverse events (15%) in this study consisted of mild burning s ensations in the genitalia that subsided without treatment in 5 to 30 min

Zestra® - Study 2007 • Randomized, Placebo - controlled, Double - blind, Parallel Design Trial • 17 US clinical sites • 256 Women, age 21 - 65 , with mixed Desire/Interest/ Arousal/ Orgasm disorders • L ead investigators : – David M Ferguson, PhD, MD, FACCP, Study Director, Clinical Research Services Consulting, Grand Marais, Minnesota, USA – Julia R Heiman, PhD, Lead Investigator, Kinsey Institute for Research in Sex, Gender and Reproduction Kinsey Institute, Bloomington, Indiana, USA 17

Zestra® - Inclusion Criteria • 21 to 65 years of age • Previously experienced sexual desire/arousal/orgasm for at least 3 years . • Post - menopausal, hormonal contraception or have had a tubal ligation at least 3 months prior to study or a vasectomized partner . • S table heterosexual relationship with a male partner for at least 1 year • Subjects had to assess their partners as “Not impotent” or “Minimally impotent” • Subjects and their partners had to be willing to engage in sexual activities with intent to attain orgasm at least two times per week . • T hree valid attempts during the run - in period to continue into the double - blind phase of the study • The women had to meet the diagnostic criteria for one or more of the following acquired disorders : Sexual Interest/Desire Disorder (DD ), Subjective Sexual Arousal Disorder (SAD), Genital Sexual Arousal Disorder (GAD ), or Orgasmic Disorder (OD) . • They had to score ≥ 15 in the FSDS . • Subjects had to be willing and able to understand and comply with all study requirements . 18

Zestra® - Baseline Demographics 19 Descriptor Placebo ((Mean + SE, range) or Incidence), N Zestra ((Mean + SE, range) or Incidence) , N P N, Qualified 128 128 1.000 Age (years) 48.4 + 0.9 23 - 65, 128 48.3 + 0.9 21 - 65,128 0.9804 Race: Caucasian African American Hispanic Other 106 11 10 1 102 12 13 1 0.8943 Menarche (years) 12.5 + 0.13 9 – 18, 128 12.7 + 0.13 10 – 17, 128 0.2284 1 st Intercourse (years) 18.0 + 0.24 13 – 30, 128 17.9 + 0.26 8 – 28, 128 0.9386 Sexual encounters in previous month 3.8 + 0.31 0 – 16, 128 3.8 + 0.30 0 – 20, 128 0.9713 History of resolved sexual trauma or abuse 9 128 12 128 0.6497

Zestra® - Clinical design



• Medical History
• Sexual History
• Physical exam
• SQAED for partner
• FSDS
• Evaluation of FSD
• Inclusion/Exclusion
• Concomitant Med.
• AEs
• Sachets inventory and collection of diaries
• 15 sachets of double-blind test article;
• 15 FSEP
Compliance
4 Wks
4 Wks
4 Wks
V1
V2
4 Wks
V3
V4
V5
V6
Run in period
(Placebo)
Entry to
Clinical
Trial
Zestra (N=128)
Placebo (N=128)
• Concomitant Med.
• sex 2X/week, 4 wks
• Physical exam
• 15 sachets of placebo
• 15 copies of FSEP
• Training on diary
• Concomitant Med.
• AEs
• Sachets inventory
• FSEP
• Baseline
• FSFI, WITS
• ZCTS, GAQ
• Evaluation of Depression
• BDI, DAS, FSDS
• 15 sachets of test article;
• 15 FSEP
• FSFI, WITS
• ZCTS, GAQ
• BDI, DAS, FSDS
• Physical and Lab. works
• FSEP
• AEs
• Concomitant Med.

20

Study 2007 - Evaluation Methods • Primary endpoints: – FSFI scores – FSEP scores as recorded in a diary • Secondary endpoints: – T reatment satisfaction questionnaire (WITS ) – C onsumer testing survey (ZCTS) – T wo GAQs • Q1: If Sexual Satisfaction improved • Q2: If Number of successful encounters increased – FSDS, BDI and DAS – S exual encounter frequency – D ropout rates • Safety : Monitoring adverse events (AEs) 21

Zestra® Clinical Efficacy : Primary Endpoint Female Sexual Function Index (FSFI) 22 Improvement (% Patients) Desire Arousal Orgasm Total 0 10 20 30 40 50 60 70 80 90 100 p=0.117 Placebo Zestra

Zestra® Clinical Efficacy - Secondary Endpoint Female Sexual Encounter Profile (FSEP) 23 FSEP Desire Score FSEP Arousal Score LS Mean Change

Zestra ® Clinical Efficacy - Secondary Endpoint Women’s Inventory of Treatment Satisfaction (WITS) 24 Treatment Satisfaction WITS Total Score Sex Life Satisfaction LS Mean Change, N=256

Zestra® Clinical Efficacy - Secondary Endpoint WITS Summary Table 25 Least Squares (LS) Mean Changes Placebo Zestra P value Total Score 0.2336 0.6364 0.0086** Treatment Satisfaction 0.08475 0.5727 0.0207* Sex Life Satisfaction 0.5160 0.9430 0.0246* Self Perception 0.4226 0.8842 0.0102* Partner’s Perception - 0.2336 0.0677 0.0319* Relationship Satisfaction 0.0865 0.2721 0.2677 % who improved in 4 or more domains 30.3 69.7 0.0096** P - values are based on Fisher’s Exact Test * Statistically significant (p 0.05) ** Statistically highly significant (p 0.01)

Zestra® Clinical Efficacy - Secondary Endpoint Zestra Consumer Testing Survey (ZCTS) 26 Question % patients improved (Placebo) % patients improved (Zestra) P Value Genital sensation change 18.3 45.9 0.000094** Was change pleasurable 13.8 33.3 0.0033** Sexual pleasure 23.7 29.4 0.4001 Lubrication change 20.4 22.4 0.8551 Ease of orgasm 12.9 24.7 0.0536 Enhancement of sexual experience 18.3 25.9 0.2768 P - values are based on Fisher’s Exact Test * Statistically significant (p 0.05) ** Statistically highly significant (p 0.01)

Zestra® - Adverse Event Analysis 27 (INTENT TO TREAT ANALYSIS SET) (DOUBLE - BLIND PERIOD) EVENT 1 Placebo (N=109) Zestra (N=96) P Value 2 n % n % Genital burning 0 0.0 14 14.6 0.001* Musculoskeletal 10 9.2 7 7.3 0.800 ENT 4 3.7 5 5.2 0.736 Depression 1 0.9 2 2.1 0.600 Headache 5 4.6 2 2.1 0.451 Skin lesion 0 0.0 2 2.1 0.218 Vaginosis 4 3.7 2 2.1 0.686 Arrhythmia 0 0.0 1 1.0 0.468 Constipation 0 0.0 1 1.0 0.468 Diverticulitis 0 0.0 1 1.0 0.468 Fatigue 0 0.0 1 1.0 0.468 Genital pruritus 0 0.0 1 1.0 0.468 Gout 0 0.0 1 1.0 0.468 HPV 0 0.0 1 1.0 0.468 Insomnia 0 0.0 1 1.0 0.468 Skin irritated 0 0.0 1 1.0 0.468 Wound 0 0.0 1 1.0 0.468 Allergy 2 1.8 0 0.0 0.499 Anemia 2 1.8 0 0.0 0.499 1. Events that had comparison P values of 1.0 not presented. 2. P - values are based on Fisher’s Exact Test. * Highly significant

Zestra ® Retailers (US and Canada) 28 Zestra and Glide are available in the US and Canada including: US Retailers such as: Canadian Retailers such as: • Walmart Loblaws • Target Shoppers Drug Mart • K - Mart Rexall • Drugstore.com Distributors: • Cardinal Health • McKesson Drug Company • HD Smith • Drug Emporium